[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

International Bond


June 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     In local currencies, international bonds provided mixed returns during the six months ended June 30, 2001. Once converted to U.S. dollars, however, those returns proved mostly negative as the greenback remained the world's currency of choice. The fund's investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     On the corporate front, we're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management company), became ACIM's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob will focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/*/James E. Stowers, Jr.                               /*/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ................. 2
   Market Perspective ................ 3
INTERNATIONAL BOND
   Performance Information ........... 5
   Management Q&A .................... 6
   Portfolio at a Glance ............. 6
   Bond Holdings
      by Country ..................... 7
   Schedule of Investments ........... 9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ....................11
   Statement of Operations ...........12
   Statement of Changes
      in Net Assets ..................13
   Notes to Financial
      Statements .....................14
   Financial Highlights ..............17
OTHER INFORMATION
   Share Class and Retirement
      Account Information ............19
   Background Information
      Investment Philosophy
         and Policies ................20
      Comparative Indices ............20
      Lipper Rankings ................20
      The Fund's Subadvisor ..........20
      Investment Team
         Leaders .....................20
   Glossary ..........................21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* In local currencies, international bonds turned in mixed performances during the first half of 2001; unfortunately, the strong U.S. dollar once again sapped returns.

* Economic activity around the world declined, following on the heels of slower growth toward the latter part of 2000.

* As economic activity around the world slid, central banks re-seeded their economies by cutting short-term interest rates.

* Japanese government bonds were top performers, while U.K. bonds were some of the worst.

*  Other European government bonds provided mixed returns.

FUND PERFORMANCE

* International Bond posted a negative return that reflected ongoing dollar strength.

* The dollar remained strong because overseas investors remained attracted by longer-term U.S. economic prospects.

FUND STRATEGY

* We kept the portfolio's overall interest rate sensitivity (duration) the same; however, we made numerous region-specific changes.

* We increased the portfolio's Canadian bonds from only 3% in January to about 9% by the end of June, expecting them to perform well.

* We continued to look for attractive values within Euroland, favoring bonds from countries such as Austria, Belgium, and Italy.

*  We liquidated some German bonds to help accomplish that shift.

OUTLOOK

* We expect a continued trend toward slower global growth for the immediate future.

* But conditions seem set to improve later this year or early next thanks to central bank rate cuts.

*  Japan, however, remains a wait-and-see situation.

* We believe that the portfolio is well positioned for the current environment. We plan to maintain the fund's slight euro overweight and yen underweight versus its benchmark for now.

[left margin]

               INTERNATIONAL BOND(1)
                      (BEGBX)
    TOTAL RETURNS:               AS OF 6/30/01
       6 Months                         -7.41%(2)
       1 Year                           -6.23%
    INCEPTION DATE:                     1/7/92
    NET ASSETS:                 $102.9 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income* at American Century

PERFORMANCE SNAPSHOT

     In local currencies, international bonds turned in mixed performances during the first half of 2001, on the heels of relatively attractive returns during the latter part of 2000. With economic activity continuing to downshift in 2001, many central banks embarked upon a series of short-term interest rate reductions designed to boost their nation's growth prospects. Those reductions generally benefited international bonds during the first quarter, but by the second quarter, brighter economic growth prospects down the road curtailed those performances. And as has been the case during recent years, a strong U.S. dollar continued to weigh on foreign bond returns.

GLOBAL SLOWDOWN

     Economic activity around the world declined during the first half of 2001, following in the wake of slower growth toward the latter part of 2000. The U.S. economy--the world's largest--grew at a 0.7% annual rate during this year's second quarter. That was slowest pace in roughly eight years and well off the 4.1% growth rate for all of 2000.

     Other regions endured similar fates. Most Euroland economies grew in the neighborhood of 3-3.5% for all of 2000 but slowed to around 1.5-2% so far this year as their largely manufacturing-based economies bore the brunt of the slowdown. For example, May marked the thirteenth straight month of reduced manufacturing activity in eight of the region's 12 countries. Capital investment also slowed as companies scaled back spending plans in the face of lower revenue expectations. Germany--Euroland's largest single economy--has been hit particularly hard. Off sharply from 2.6% growth for all of 2000, the German economy grew at a mere 1.6% pace during the first quarter of 2001. Second-quarter growth appears likely to have been lower still.

NON-EUROLAND EUROPE

     Growth slowed in the rest of Europe as well. Sweden, for example, continues to suffer from the stock market slump that has accompanied decreased global economic activity. Unlike some of its neighbors, Sweden's economic weakness can be closely traced to its technology sector, which hit the skids in much the same way as in the U.S. Meanwhile, the United Kingdom remains something of a standout, proving surprisingly resistant to the economic difficulties faced by the rest of the world.

JAPAN

     Japan remained deeply mired in financial troubles. Hopes of an economic turnaround in early 2000 faded in 2001. The country appears to be once again teetering on the brink of recession, after slightly positive growth for all of 2000.

* During the reporting period.

[right margin]

"A STRONG U.S. DOLLAR CONTINUED TO WEIGH ON FOREIGN BOND RETURNS."

[line graph - data below]

EURO'S VALUE IN DOLLARS

DATE               Euro's Value in Dollars
31-Dec-2000               $0.9400
31-Jan-2001               $0.9299
28-Feb-2001               $0.9196
30-Mar-2001               $0.8840
30-Apr-2001               $0.8865
31-May-2001               $0.8476
30-Jun-2001               $0.8466

Source: FactSet


                                                 www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

CENTRAL BANK OPERATIONS

     As economic activity around the world slid, central banks re-seeded their economies by cutting short-term interest rates. The U.S. Federal Reserve played a leading role in that effort, slashing rates a total of 2.75 percentage points. Rate cuts in countries such as Australia, Canada, and the U.K. followed. Even some emerging-market central banks hopped on the bandwagon.

     But in Euroland, the European Central Bank (ECB) remained deeply concerned about fighting inflation--one of its highest priorities. With inflation staying above the bank's 2% target for 11 consecutive months and reaching 3.4% in May, the ECB cut rates only once; a 25-basis-point (0.25%) reduction in May.

     In Japan, short-term borrowing costs remained close to 0% as the region's central bank remained focused on trying to stimulate growth. The bank continued to inject more yen into the system to make money more readily available for borrowers and hopefully jumpstart Japan's ailing economy.

RELATIVE PERFORMANCE

     Though international bonds posted only modest returns in most cases, performance generally outpaced that of international stocks. Japanese government bonds took top honors, providing solid returns for both short- and long-term maturities. Thanks in part to ongoing economic weakness, two-year Japanese bond yields fell roughly 40 basis points, while 10-year bond yields fell slightly more as bond prices rose.

     European government bond performance was mixed. Two-year bond yields dropped roughly 17 basis points and 10-year yields rose around 25 basis points.

     British growth remained relatively stable compared with the rest of the world, so high-quality bonds weren't in heavy demand as stock alternatives. As a result, U.K. bonds proved some of the worst performers, with two- and 10-year yields rising 24 and 40 basis points, respectively.

     Swedish bonds also performed poorly. Two-year government bond yields rose more than 60 basis points, and 10-year yields rose over 70 basis points. Relatively high inflation and a weak national currency helped drive that performance.

CURRENCY, CURRENCY, CURRENCY

     Dollar strength sapped international bond returns during the first half of 2001. The yen slid over 7%, while the euro dropped about 9%, relative to the U.S. dollar. (See the charts on this page and the preceding one.)

     Overseas bonds must be translated into dollars for U.S. investors. The stronger the dollar, the more local currency required to make the conversion, reducing returns.

[left margin]

"DURING THE FIRST HALF  OF 2001, THE YEN SLID OVER 7% RELATIVE TO THE U.S.
DOLLAR."

[line graph - data below]

YEN'S VALUE IN DOLLARS

DATE               Yen's Value in Dollars
31-Dec-2000               $0.0088
31-Jan-2001               $0.0086
28-Feb-2001               $0.0085
30-Mar-2001               $0.0080
30-Apr-2001               $0.0081
31-May-2001               $0.0084
30-Jun-2001               $0.0080

Source: FactSet


4      1-800-345-2021


International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                         INVESTOR CLASS (INCEPTION 1/7/92)               ADVISOR CLASS (INCEPTION 10/27/98)
           INTERNATIONAL     FUND       INTERNATIONAL INCOME FUNDS(2)        INTERNATIONAL     FUND
               BOND        BENCHMARK   AVERAGE RETURN   FUND'S RANKING           BOND        BENCHMARK
================================================================================================================
6 MONTHS(1)    -7.41%       -7.26%        -3.04%             --                 -7.53%        -7.26%
1 YEAR         -6.23%       -5.97%        -0.98%        31 OUT OF 51            -6.43%        -5.97%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        -2.11%       -1.32%         1.04%        36 OUT OF 45               --           --
5 YEARS        -0.34%        0.17%         2.71%        27 OUT OF 32               --           --
LIFE OF FUND    4.10%        4.23%(3)      4.91%(4)     4 OUT OF 9(4)           -6.62%        -5.95%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 12/31/91, the date nearest the class's inception for which data are available.

(4) Since 1/9/92, the date nearest the class's inception for which data are available.

(5) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, the fund's benchmark, returns, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/01
Fund Benchmark          $14,822
International Bond      $14,629

                   International Bond      Fund Benchmark
DATE                     VALUE                 VALUE
1/7/1992*               $10,000               $10,000
3/31/1992                $9,736                $9,386
6/30/1992               $10,731               $10,391
9/30/1992               $11,502               $11,050
12/31/1992              $10,708               $10,120
3/31/1993               $11,179               $10,610
6/30/1993               $11,115               $10,548
9/30/1993               $11,992               $11,218
12/31/1993              $11,971               $11,200
3/31/1994               $11,871               $11,317
6/30/1994               $11,971               $11,528
9/30/1994               $12,050               $11,749
12/31/1994              $12,153               $11,863
3/31/1995               $13,834               $13,543
6/30/1995               $14,202               $13,906
9/30/1995               $14,394               $14,188
12/31/1995              $15,118               $14,906
3/31/1996               $14,834               $14,633
6/30/1996               $14,881               $14,700
9/30/1996               $15,492               $15,256
12/31/1996              $16,082               $15,798
3/31/1997               $14,990               $14,759
6/30/1997               $14,936               $14,735
9/30/1997               $15,100               $14,833
12/31/1997              $15,136               $14,957
3/31/1998               $15,258               $15,056
6/30/1998               $15,593               $15,424
9/30/1998               $17,213               $17,012
12/31/1998              $17,840               $17,722
3/31/1999               $16,794               $16,763
6/30/1999               $16,022               $15,952
9/30/1999               $16,507               $16,566
12/31/1999              $15,992               $16,018
3/31/2000               $15,661               $15,784
6/30/2000               $15,600               $15,764
9/30/2000               $14,738               $14,941
12/31/2000              $15,802               $15,981
3/31/2001               $15,030               $15,283
6/30/2001               $14,629               $14,822

$10,000 investment made 1/7/92*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index (excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                   International Bond      Fund Benchmark
DATE                     RETURN                RETURN
6/30/92*                  7.31%                 3.91%
6/30/93                   3.57%                 1.51%
6/30/94                   7.71%                 9.29%
6/30/95                  18.63%                20.63%
6/30/96                   4.78%                 5.71%
6/30/97                   0.28%                 0.18%
6/30/98                   4.40%                 4.68%
6/30/99                   2.76%                 3.42%
6/30/00                  -2.64%                -1.18%
6/30/01                  -6.23%                -5.97%

* Fund data from 1/7/92, the class's inception date. Index data from 12/31/91, the date nearest the class's inception for which index data are available.


                                                 www.americancentury.com      5


International Bond--Q&A
--------------------------------------------------------------------------------
[photo of David M. Gibbon]

     An interview with David M. Gibbon, a portfolio manager on the International Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

     International Bond returned -7.41%, compared with the -7.26% total return of its benchmark, the J.P. Morgan Global Traded Government Bond Index.* (See the previous page for other fund performance comparisons.) U.S. dollar strength played a significant role in defining International Bond's performance, sapping returns for investors.

SINCE DOLLAR STRENGTH CONTINUED TO WEIGH HEAVILY ON FUND PERFORMANCE, CAN YOU SHED SOME LIGHT ON WHY THE CURRENCY HAS REMAINED SO STRONG?

     Conventional wisdom once held that central bank rate cuts translate into weaker currencies. That is mainly because rate cuts make a country's short-term deposits less appealing than those of countries offering higher yields. Since investors normally search for the highest returns, they'd switch from lower-yielding investments in one country for the higher yields offered by another. The countries with the higher yields would end up with the higher-valued currencies.

     Recently, however, money flows between countries have been primarily driven by return expectations on comparatively risky assets like stocks. The Federal Reserve's (the Fed's) aggressive rate cuts during the first half of this year are expected to eventually spur growth. Stronger future growth prospects support corporate earnings and stock prices. By contrast, European central banks have provided far fewer rate cuts. Meanwhile, growth prospects remain dim in Japan.

     So investors have responded to the divergent central bank approaches by buying assets in the U.S., where rate cuts appear most likely to boost future growth. Those capital inflows continue to support the U.S. dollar.

LET'S MOVE ON TO HOW YOU MANAGED THE FUND'S INTEREST RATE SENSITIVITY.

     On the surface, we made few adjustments to the portfolio's interest rate sensitivity, or duration. Duration at the start and end of the period was 5.7 years, basically in line with that of the benchmark. However we made numerous duration adjustments to the portfolio's regional exposure.

CAN YOU GIVE SOME EXAMPLES?

     At the start of January, the portfolio's Euroland duration was greater than that of the benchmark's. Decelerating economic growth in the region made that strategy appealing. And when added to sharply slowing growth in the U.S. and Fed rate cuts, we expected European bond yields to fall as Europe's central bank began reducing rates.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"U.S. DOLLAR STRENGTH PLAYED A SIGNIFICANT ROLE IN DEFINING INTERNATIONAL BOND'S PERFORMANCE, SAPPING RETURNS FOR INVESTORS."

PORTFOLIO AT A GLANCE
                            6/30/01      12/31/00
NUMBER OF SECURITIES          38            40
WEIGHTED AVERAGE
   MATURITY                 8.1 YRS       7.7 YRS
AVERAGE DURATION            5.7 YRS       5.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.86%*         0.87%

* Annualized.

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     With those expectations in mind, we employed a longer duration because it generally helps a portfolio capture more appreciation when rates decline--bond prices rise as bond yields chase interest rates lower. So we increased the portfolio's Euroland duration to about 25% more than that of the benchmark.

     But the European Central Bank (ECB) proved highly conservative regarding rate cuts (see pages 3-4). Realizing that the ECB planned to hold steady for the near term, we reduced our duration exposure back to benchmark-neutral by the end of March.

IS THE PORTFOLIO'S EUROLAND DURATION STILL ROUGHLY BENCHMARK-NEUTRAL?

     No, we lengthened duration back out to just over 10% longer than that of the benchmark in May, when the ECB cut rates. Further, Euroland's economy remains weak, while regional inflation is expected to have peaked. That combination may provide leeway for additional rate reductions later this year. So we're likely to maintain the slightly longer Euroland duration for now.

HOW DID YOU MANAGE THE PORTFOLIO'S DURATION EXPOSURE TO OTHER REGIONS?

     We kept duration roughly benchmark-neutral for Japan, though a greater interest rate sensitivity would have boosted returns. Given the significant economic volatility in the region and lackluster performance of the yen, we really weren't expecting good performance there. But we didn't want to risk being underexposed, either. So the overall performance impact was pretty much in line with what the benchmark experienced.

     With regard to the portfolio's U.K. position, we shortened duration there by selling 10-year government bonds in the early going. The U.K. economy held up fairly well, making bonds less attractive than stocks to local investors. The U.K. bond market also faced some supply/ demand obstacles that seemed likely to weigh on prices and push yields higher. So by keeping U.K. duration fairly short, we were able to limit the fund's exposure to some of the poorer performing bonds.

WHY DID YOU SIGNIFICANTLY INCREASE THE PORTFOLIO'S CANADIAN BOND POSITION?

     We chose that strategy for several reasons. The first was that the sharp slowdown in U.S. growth meant that a similar slowdown was likely in store for Canada. That's because Canada is the largest U.S. trading partner. With the Fed starting to aggressively slash rates, we figured that Canada's central bank would follow suit.

     So we raised the portfolio's Canadian bond holdings from only 3% in January to about 9% by the end of June, most of which occurred during February and March. We focused on 10-year government bonds because that was where we found what we considered to be the best relative values.

WHAT OTHER REGIONAL STRATEGIES DID  YOU EMPLOY?

     As in the past, we continued to look for attractive values within Euroland, where relative-value opportunities frequently arise. By shifting between generally lower-yielding core bonds from countries like France and Germany and higher-yielding non-core bonds from countries such as Italy and Spain, we can often add return on the margins.

[right margin]

"WE CONTINUED TO LOOK FOR ATTRACTIVE VALUES WITHIN EUROLAND, WHERE RELATIVE-VALUE OPPORTUNITIES FREQUENTLY ARISE."

BOND HOLDINGS BY COUNTRY
                        % OF FUND INVESTMENTS
                         AS OF         AS OF
                        6/30/01      12/31/00
FRANCE*                  24.7%         23.1%
UNITED KINGDOM            9.6%         14.8%
CANADA                    9.0%          2.8%
U. S. (INCLUDING
   TEMPORARY CASH
   INVESTMENTS)           8.6%          8.6%
GERMANY*                  7.9%         15.9%
SPAIN*                    7.9%          7.8%
JAPAN                     7.4%          7.3%
ITALY*                    4.9%          3.2%
BELGIUM*                  4.8%          3.4%
AUSTRIA*                  4.5%           --
NETHERLANDS*              4.3%          4.3%
SWEDEN                    3.7%          3.9%
DENMARK                   2.0%          4.2%
AUSTRALIA                 0.7%          0.7%

* These countries are Euroland members.


                                                  www.americancentury.com      7


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We focused more on non-core bonds during the six months, but we also picked up some core bonds from Belgium. We started by reducing our German holdings from 16% of the portfolio at the beginning of the year to only 8% by period-end. We used the proceeds to add higher-yielding and seemingly better-valued bonds from Austria, Italy, and Belgium. The Italian bonds were mainly just a higher-yield play.

     Austrian and Belgian bonds looked attractive because of additional reasons. Both countries aggressively issued bonds during the first three months of this year. That produced a favorable supply/ demand opportunity that made five-year bonds from those countries look particularly attractive. Austria also suffered some political instability during 2000 that continued to pressure yields higher this year, even though the climate has subsequently improved. So we added bonds from those countries, expecting prices to rise down the road and yields to fall as issuance lightens from first-quarter levels.

SHIFTING GEARS, WHAT'S YOUR NEAR-TERM GLOBAL ECONOMIC OUTLOOK?

     Overall, we expect slower growth for the immediate future. But with central banks around the world cutting interest rates, we expect global economic growth to begin improving by later this year or early next. In addition, we believe that the current round of central bank rate cuts is mostly spent, though we wouldn't be surprised to see a few more reductions in areas such as the U.S. and Euroland.

     Japan remains a wait-and-see situation. Whether or not the nation's current economic stimulus efforts will succeed remains to be seen.

HOW ABOUT PROSPECTS FROM A LONGER-TERM PERSPECTIVE?

     Looking toward 2002 and beyond, just as the Fed rode at the vanguard of rate cuts this year, we expect it to be among the first to eventually raise rates as U.S. economic activity accelerates. We expect Canada's central bank will probably not be far behind. And given the relative strength of the U.K. economy, a rate increase by that nation's central bank may start the ball rolling.

     Euroland prospects remain somewhat more difficult to gauge, though once growth begins to improve in the U.S., a positive spillover effect could follow in and around the Euroland region.

GIVEN THOSE THOUGHTS, WHAT ARE YOUR IMMEDIATE PLANS FOR THE PORTFOLIO?

     We believe that the portfolio is well positioned for the current environment, so we expect to maintain the status quo for now. We also plan to maintain the fund's slight euro overweight and yen underweight versus its benchmark.

     By historical measures, we believe that the euro remains attractively valued compared with the dollar. In the case of Japan's yen, the nation's current fiscal policies appear more likely to pressure the currency lower rather than higher. The yen is currently in about the middle range of where its value has been versus the dollar over the last three years. If Japan's economic prospects don't improve, the yen could revisit the lows of that range.

[left margin]

"WE EXPECT SLOWER GLOBAL GROWTH FOR THE IMMEDIATE FUTURE."


8      1-800-345-2021


International Bond--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 74.9%

AUSTRALIA -- 0.7%
AUD                       1,300,000  Australia Commonwealth,
                                         7.50%, 9/15/09             $    727,920
                                                                    ------------
AUSTRIA -- 4.5%
EUR                       5,450,000  Republic of Austria, 3.90%,
                                         10/5/20                       4,481,990
                                                                    ------------
BELGIUM -- 4.8%
EUR                       4,470,000  Kingdom of Belgium,
                                         3.75%, 3/28/09                3,428,291
                          1,300,000  Kingdom of Belgium,
                                         8.00%, 3/28/15                1,346,127
                                                                    ------------
                                                                       4,774,418
                                                                    ------------
CANADA -- 9.0%
CAD                       8,000,000  Government of Canada,
                                         7.00%, 12/1/06                5,603,195
                          2,950,000  Government of Canada,
                                         5.50%, 6/1/10                 1,898,313
                          3,950,000  Government of Canada,
                                         8.00%, 6/1/27                 1,602,183
                                                                    ------------
                                                                       9,103,691
                                                                    ------------
DENMARK -- 2.0%
DKK                      15,600,000  Kingdom of Denmark,
                                         8.00%, 3/15/06                1,993,418
                                                                    ------------
FRANCE -- 21.6%
EUR                       3,900,000  Government of France,
                                         8.50%, 11/25/02               3,490,880
                          2,250,000  Government of France,
                                         5.50%, 4/25/07                1,978,763
                          6,350,000  Government of France,
                                         5.50%, 10/25/07               5,564,396
                          1,650,000  Government of France,
                                         5.25%, 4/25/08                1,424,622
                          1,870,000  Government of France,
                                         8.50%, 12/26/12               2,032,303
                          1,760,000  Government of France,
                                         8.50%, 4/25/23                1,996,578
                          3,800,000  Government of France,
                                         5.50%, 4/25/29                3,101,887
                          2,530,000  Republic of France, 5.00%,
                                         7/21/05                       2,180,324
                                                                    ------------
                                                                      21,769,753
                                                                    ------------
GERMANY -- 4.0%
EUR                       2,861,246  German Federal Republic,
                                         6.00%, 7/4/07                 2,578,215
                            950,000  German Federal Republic,
                                         6.25%, 1/4/24                   852,882
                            750,000  German Federal Republic,
                                         5.625%, 1/4/28                  625,298
                                                                    ------------
                                                                       4,056,395
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ITALY -- 4.9%
EUR                       1,250,000  Republic of Italy, 6.00%,
                                         11/1/07                    $  1,108,883
                          1,980,000  Republic of Italy, 4.25%,
                                         11/1/09                       1,558,109
                          2,300,000  Republic of Italy, 7.25%,
                                         11/1/26                       2,270,136
                                                                    ------------
                                                                       4,937,128
                                                                    ------------
JAPAN -- 7.4%
JPY                     478,000,000  Government of Japan,
                                         1.80%, 6/21/10                4,092,457
                        393,000,000  Government of Japan,
                                         2.20%, 6/22/20                3,373,334
                                                                    ------------
                                                                       7,465,791
                                                                    ------------
NETHERLANDS -- 4.3%
EUR                       4,850,000  Kingdom of Netherlands,
                                         6.00%, 1/15/06                4,327,978
                                                                    ------------
SPAIN -- 4.7%
EUR                       1,572,007  Kingdom of Spain, 7.35%,
                                         3/31/07                       1,489,238
                          3,860,000  Kingdom of Spain, 5.15%,
                                         7/30/09                       3,250,051
                                                                    ------------
                                                                       4,739,289
                                                                    ------------
SWEDEN -- 3.7%
SEK                      29,350,000  Kingdom of Sweden,
                                         5.50%, 4/12/02                2,717,515
                         10,200,000  Kingdom of Sweden,
                                         6.50%, 5/5/08                 1,004,188
                                                                    ------------
                                                                       3,721,703
                                                                    ------------
UNITED KINGDOM -- 3.3%
GBP                       1,900,000  U.K. Treasury Stock, 5.00%,
                                         6/7/04                        2,648,569
                            440,000  U.K. Treasury Stock, 7.50%,
                                         12/7/06                         679,220
                                                                    ------------
                                                                       3,327,789
                                                                    ------------
TOTAL GOVERNMENT BONDS                                                75,427,263
                                                                    ------------
   (Cost $78,057,616)

CORPORATE BONDS -- 18.1%

FRANCE -- 3.1%
EUR                       3,550,000  Caisse d'Amortissement
                                         de la Dette Sociale,
                                         6.00%, 7/25/05                3,152,838
                                                                    ------------

GERMANY -- 3.9%
EUR                       1,850,000  Kreditanstalt Fuer
                                         Wiederaufbau, 5.50%,
                                         3/12/07                       1,615,241
                          2,680,000  Deutsche Ausgleichsbank,
                                         5.75%, 7/10/10                2,322,340
                                                                    ------------
                                                                       3,937,581
                                                                    ------------


See Notes to Financial Statements                 www.americancentury.com      9


International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SPAIN -- 3.2%
EUR                       3,850,000  Instituto de Credito Oficial,
                                         3.875%, 7/30/04            $  3,196,122
                                                                    ------------
UNITED KINGDOM -- 6.3%
GBP                       2,700,000  European Investment
                                         Bank, 5.50%, 12/7/09          3,722,190
                          1,800,000  World Bank, 6.125%,
                                         12/7/09                       2,581,573
                                                                    ------------
                                                                       6,303,763
                                                                    ------------
UNITED STATES -- 1.6%
USD                       1,900,000  GMAC Swift Trust, Series
                                         1999-1, 5.00%,
                                         1/18/05                       1,616,224
                                                                    ------------
TOTAL CORPORATE  BONDS                                                18,206,528
                                                                    ------------
   (Cost $23,274,285)

TEMPORARY CASH INVESTMENTS -- 7.0%
USD                       7,100,000  FHLB Discount Notes,
                                         3.90%, 7/2/01(1)              7,099,223
                                                                    ------------
   (Cost $7,099,223)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $100,733,014
                                                                    ============
   (Cost $108,431,124)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                            Settlement                         Unrealized
     Contracts to Sell         Date             Value          Gain (Loss)
--------------------------------------------------------------------------------
     5,204,382  CAD           8/24/01         $3,426,082        $(24,014)
       695,000  EUR           8/24/01            588,413        4,026
       695,000  EUR           8/24/01            588,413        (40)
    55,603,350  JPY           8/24/01            448,469        1,531
    50,623,110  JPY           8/24/01            408,301        1,699
    50,596,050  JPY           8/24/01            408,083        1,917
    55,472,850  JPY           8/24/01            447,417        2,583
    65,762,930  JPY           8/24/01            530,411        (411)
    65,518,070  JPY           8/24/01            528,436        1,564
    19,402,222  SEK           8/24/01          1,783,124        28,644
                                           -----------------------------------
                                              $9,157,149        $17,499
                                           ===================================
(Value on Settlement Date $9,174,648)

                            Settlement                         Unrealized
     Contracts to Buy          Date              Value         Gain (Loss)
--------------------------------------------------------------------------------
       379,814  AUD           8/24/01        $   193,402        $(2,571)
     1,248,000  DKK           8/24/01            141,807        1,261
     1,248,000  DKK           8/24/01            141,807        (1,257)
     1,640,000  EUR           8/24/01          1,388,486        (19,208)
     4,598,460  EUR           8/24/01          3,893,231        (42,845)
       649,009  GBP           8/24/01            912,171        (466)
   761,609,947  JPY           8/24/01          6,142,771        (25,660)
                                           -----------------------------------
                                             $12,813,675        $(90,746)
                                           ===================================
(Value on Settlement Date $12,904,421)

* Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

EUR = Euro

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

SEK = Swedish Krona

USD = United States Dollar

(1) Rate disclosed is the yield to maturity at purchase.


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $108,431,124) (Note 3) ...........................      $ 100,733,014
Cash .......................................................             45,777
Foreign currency holdings, at value
  (identified cost $228,057) ...............................            224,630
Receivable for capital shares sold .........................            119,074
Receivable for forward foreign
  currency exchange contracts ..............................             43,225
Interest receivable ........................................          2,187,593
                                                                  -------------
                                                                    103,353,313
                                                                  -------------

LIABILITIES
Payable for capital shares redeemed ........................            272,402
Payable for forward foreign
  currency exchange contracts ..............................            116,472
Accrued management fees (Note 2) ...........................             70,743
Distribution and service fees payable (Note 2) .............                624
Payable for trustees' fees and expenses (Note 2) ...........              2,201
                                                                  -------------
                                                                        462,442
                                                                  -------------

Net Assets .................................................      $ 102,890,871
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ............................................      $ 114,676,809
Undistributed net investment income ........................          1,857,278
Accumulated net realized loss on investment
  and foreign currency transactions ........................         (5,750,540)
Net unrealized depreciation on investments
  and translation of assets and liabilities
  in foreign currencies (Note 3) ...........................         (7,892,676)
                                                                  -------------
                                                                  $ 102,890,871
                                                                  =============

Investor Class
Net assets .................................................      $ 101,346,650
Shares outstanding .........................................         10,678,480
Net asset value per share ..................................      $        9.49

Advisor Class
Net assets .................................................      $   1,544,221
Shares outstanding .........................................            163,305
Net asset value per share ..................................      $        9.46


See Notes to Financial Statements                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest (net of foreign taxes withheld of $20,725) .........      $  2,702,445
                                                                   ------------

Expenses (Note 2):
Management fees .............................................           457,447
Distribution fees -- Advisor Class ..........................             1,503
Service fees -- Advisor Class ...............................             1,503
Trustees' fees and expenses .................................            11,129
                                                                   ------------
                                                                        471,582
                                                                   ------------
Net investment income .......................................         2,230,863
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investment transactions .....................................         1,103,670
Foreign currency transactions ...............................        (4,003,121)
                                                                   ------------
                                                                     (2,899,451)
                                                                   ------------

Change in net unrealized depreciation on:
Investments .................................................        (2,220,285)
Translation of assets and liabilities
  in foreign currencies .....................................        (5,812,494)
                                                                   ------------
                                                                     (8,032,779)
                                                                   ------------

Net realized and unrealized loss on
  investments and foreign currency ..........................       (10,932,230)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations .................................      $ (8,701,367)
                                                                   ============


12      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

Decrease in Net Assets                                 2001            2000

OPERATIONS
Net investment income ........................   $   2,230,863    $   3,866,257
Net realized loss on investment and
  foreign currency transactions ..............      (2,899,451)     (13,277,909)
Change in net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities in foreign currencies ..........      (8,032,779)       8,436,778
                                                 -------------    -------------
Net decrease in net assets
  resulting from operations ..................      (8,701,367)        (974,874)
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................            --         (1,117,380)
  Advisor Class ..............................            --             (6,964)
In excess of net realized gains
on investment transactions:
  Investor Class .............................            --           (639,613)
  Advisor Class ..............................            --             (4,328)
                                                 -------------    -------------
Decrease in net assets from distributions ....            --         (1,768,285)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ............        (645,426)       1,285,851
                                                 -------------    -------------

Net decrease in net assets ...................      (9,346,793)      (1,457,308)

NET ASSETS
Beginning of period ..........................     112,237,664      113,694,972
                                                 -------------    -------------
End of period ................................   $ 102,890,871    $ 112,237,664
                                                 =============    =============

Accumulated undistributed net
  investment income (loss) ...................   $   1,857,278    $    (373,585)
                                                 =============    =============


See Notes to Financial Statements                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940 Act. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. The fund may hold investments in forward foreign currency exchange contracts for purposes of gaining currency exposure in certain countries.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid twice a year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $2,753,958 (expiring in 2008) which may be used to offset future taxable gains.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2001, the effective annual Investor Class management fee was 0.84%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the six months ended June 30, 2001 were $3,006.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    For the six months ended June 30, 2001, purchases and sales of securities, excluding short-term investments, totaled $86,618,261 and $87,329,462, respectively.

    On June 30, 2001, accumulated net unrealized depreciation was $8,142,443, based on the aggregate cost of investments for federal income tax purposes of $108,875,457, which consisted of unrealized appreciation of $187,925 and unrealized depreciation of $8,330,368.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The trust has an unlimited number of shares authorized. Transactions in shares of the fund were as follows:

                                                     SHARES           AMOUNT
INVESTOR CLASS
Six months ended June 30, 2001
Sold .......................................        3,086,526      $ 31,168,635
Redeemed ...................................       (3,265,243)      (32,535,115)
                                                 ------------      ------------
Net decrease ...............................         (178,717)     $ (1,366,480)
                                                 ============      ============

Year ended December 31, 2000
Sold .......................................        5,962,584      $ 59,056,335
Issued in reinvestment of distributions ....          158,912         1,617,481
Redeemed ...................................       (5,976,529)      (59,612,245)
                                                 ------------      ------------
Net increase ...............................          144,967      $  1,061,571
                                                 ============      ============

ADVISOR CLASS
Six months ended June 30, 2001
Sold .......................................          164,395      $  1,642,516
Redeemed ...................................          (90,789)         (921,462)
                                                 ------------      ------------
Net increase ...............................           73,606      $    721,054
                                                 ============      ============

Year ended December 31, 2000
Sold .......................................           75,296      $    752,488
Issued in reinvestment of distributions ....              891             9,062
Redeemed ...................................          (55,548)         (537,270)
                                                 ------------      ------------
Net increase ...............................           20,639      $    224,280
                                                 ============      ============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


16      1-800-345-2021


International Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                Investor Class

                                          2001(1)     2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................... $10.25     $10.55     $12.44     $10.92      $11.79     $11.95
                                         --------   --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ................. 0.20(2)    0.38(2)    0.36(2)    0.47(2)      0.65       0.69
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..... (0.96)     (0.51)     (1.62)      1.47       (1.34)      0.03
                                         --------   --------   --------   ---------   --------   --------
  Total From Investment Operations ...... (0.76)     (0.13)     (1.26)      1.94       (0.69)      0.72
                                         --------   --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............   --      (0.11)     (0.43)     (0.17)      (0.04)     (0.71)
  In Excess of Investment Income ........   --        --         --         --          --       (0.02)
  From Net Realized Gains on
  Investment Transactions ...............   --        --         --       (0.25)      (0.14)     (0.15)
  In Excess of Net Realized Gains
  on Investment Transactions ............   --      (0.06)     (0.20)       --          --         --
                                         --------   --------   --------   ---------   --------   --------
  Total Distributions ...................   --      (0.17)     (0.63)     (0.42)      (0.18)     (0.88)
                                         --------   --------   --------   ---------   --------   --------
Net Asset Value, End of Period ..........  $9.49     $10.25     $10.55     $12.44      $10.92     $11.79
                                         ========   ========   ========   =========   ========   ========
  Total Return(3) ....................... (7.41)%    (1.20)%   (10.36)%    17.87%      (5.88)%     6.38%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................0.86%(4)     0.87%      0.85%      0.84%       0.84%      0.83%
Ratio of Net Investment Income
  to Average Net Assets .................4.07%(4)     3.85%      3.27%      4.11%       4.82%      5.48%
Portfolio Turnover Rate .................   85%       221%       239%       322%        163%       242%
Net Assets, End of Period
  (in thousands) ........................$101,347   $111,320   $112,968   $157,412    $165,731   $252,456

(1) Six months ended June 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.


See Notes to Financial Statements               www.americancentury.com      17


International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                      2001(1)       2000       1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.23       $10.52     $12.44     $12.50
                                     ----------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ..........  0.18         0.35       0.45       0.08
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions.. (0.95)       (0.50)     (1.74)      0.19
                                     ----------   --------   --------   --------
  Total From Investment Operations .. (0.77)       (0.15)     (1.29)      0.27
                                     ----------   --------   --------   --------
Distributions
  From Net Investment Income ........   --         (0.08)     (0.43)     (0.17)
  From Net Realized Gains on
  Investment Transactions ...........   --           --         --       (0.16)
  In Excess of Net Realized Gains
  on Investment Transactions ........   --         (0.06)     (0.20)       --
                                     ----------   --------   --------   --------
  Total Distributions ...............   --         (0.14)     (0.63)     (0.33)
                                     ----------   --------   --------   --------
Net Asset Value, End of Period ......  $9.46       $10.23     $10.52     $12.44
                                     ==========   ========   ========   ========
  Total Return(4) ................... (7.53)%      (1.35)%   (10.61)%     2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............1.11%(5)       1.12%      1.10%    1.08%(5)
Ratio of Net Investment Income
  to Average Net Assets .............3.82%(5)       3.60%      3.02%    3.71%(5)
Portfolio Turnover Rate .............   85%         221%       239%      322%(6)
Net Assets, End of Period
  (in thousands) .................... $1,544        $918       $727        $34

(1) Six months ended June 30, 2001 (unaudited).

(2) October 27, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


18      1-800-345-2021                         See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The International Bond fund benchmark was the J.P. Morgan ECU-Weighted European Index from inception through December 1997. Since January 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's INTERNATIONAL INCOME FUNDS category consists of funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan Chase & Co.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      DAVID M. GIBBON (J.P. MORGAN)
      DOMINIC PEGLER (J.P. MORGAN)
      DAVE SCHROEDER


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* CORE EUROLAND COUNTRIES -- Belgium, Germany, the Netherlands, and more recently France, are generally considered the core Euroland countries. These countries demonstrated the most conservative fiscal and monetary policies in the region, in addition to currency stability, prior to Economic and Monetary Union. As a result, bonds from these countries often carry slightly higher credit ratings and therefore lower yields than like-maturity bonds from "non-core" Euroland countries.

*   COUPON -- the stated interest rate of a security.

* NON-CORE EUROLAND COUNTRIES -- member countries of Economic and Monetary Union that demonstrated lower currency and economic stability than "core" member countries prior to Economic and Monetary Union. Bonds from these countries often carry slightly lower credit ratings and therefore higher yields than like-maturity core-country bonds.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS -- the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING -- a strategy used to offset fluctuations in the value of a currency.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0108                                 American Century Investment Services, Inc.
SH-SAN-26419                      (c)2001 American Century Services Corporation